UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08043

The Berkshire Funds (Exact name of registrant as specified in charter)

475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Address of principal executive offices) (Zip code)

Malcolm R. Fobes III The Berkshire Funds 475 Milan Drive, Suite #103 San Jose, CA 95134-2453 (Name and address of agent for service)

1-408-526-0707 Registrant's telephone number, including area code

Date of fiscal year end: December 31

Date of reporting period: June 30, 2021

Item 1. Reports to Stockholders.

SEMI-ANNUAL REPORT

THE BERKSHIRE FUNDS

SEMI-ANNUAL REPORT

June 30, 2021

Berkshire Funds

BERKSHIRE FOCUS FUND (BFOCX)

This report is provided for the general information of the Berkshire Funds shareholders. It is not authorized for distribution unless preceded or accompanied by an effective Prospectus, which contains more complete information about the Berkshire Funds. Please read it carefully before you invest.

In recent years, returns have sustained significant gains and losses due to market volatility in the technology sector. Due to market volatility, current performance may be lower than the figures shown. Call 877.526.0707 or visit www.berkshirefunds.com for more current performance information. Past performance is no guarantee of future results and investment results and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total return includes reinvestment of dividends and capital gain distributions.

The Dow Jones Industrial Average is a measurement of general market price movement for 30 widely-held stocks primarily listed on the New York Stock Exchange. The S&P 500® Index is a registered trademark of Standard & Poor’s Corporation and is a market-weighted index of common stock prices for 500 large U.S. companies. The Nasdaq Composite Index is a capitalization-weighted index of over 5,000 common stocks listed on the Nasdaq Stock Market. Each index represents an unmanaged, broad-based basket of stocks. These indices are typically used as benchmarks for overall market performance.

Portfolio composition is subject to change at any time and references to specific securities, industries and sectors are not recommendations to purchase or sell any particular security.

The Fund’s distributor is Arbor Court Capital, LLC.

FUND OVERVIEW
June 30, 2021 (unaudited)

PERFORMANCE COMPARISON (Average annual total returns as of 6/30/21)

	YTD(1)	1 Year	3 Year	5 Year	10 Year

Berkshire Focus Fund	0.05%	49.09%	34.55%	36.65%	21.78%

S&P 500® Index	15.25%	40.79%	18.67%	17.65%	14.84%
Dow Jones Industrial Average	13.79%	36.34%	15.02%	16.66%	13.50%
Nasdaq Composite Index	12.92%	45.23%	25.72%	25.80%	19.32%

NET ASSETS
6/30/21	$853.2 Million

TOP 10 HOLDINGS(2)

Roku, Inc. (Class A)	7.87%
Shopify, Inc. (Class A)	6.09%
PayPal Holdings, Inc.	5.73%
Square, Inc. (Class A)	4.98%
Tesla, Inc.	4.94%
CrowdStrike Holdings, Inc. (Class A)	4.89%
Twilio, Inc. (Class A)	4.17%
Snap, Inc.	4.03%
Sea Limited	3.87%
NVIDIA Corp.	3.78%

TOP SECTORS(4)

Business Software & Services	20.25%
Internet Services	15.54%
Entertainment	15.40%
IT Financial Services	10.71%
Internet Social Media	9.64%
Automobile Manufacturer	8.00%
Cybersecurity Equipment & Services	7.51%
Communication Services	4.75%
Semiconductor	3.78%
Fitness & Leisure	2.48%
Biotechnology	1.08%
Life Sciences Tools & Services	0.99%

NET ASSET VALUE
Net Asset Value Per Share	$43.78

(1)	Not annualized for periods of less than one full year.

(2)	Stated as a percentage of total net assets as of 6/30/21. The holdings information provided should not be construed as a recommendation to purchase or sell a particular security and may not be representative of the Fund’s current or future investments.

(3)	This chart assumes an initial investment of $10,000 made on 6/30/11. Past performance does not guarantee future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. All returns reflect reinvested dividends but do not reflect the impact of taxes.

(4)	Stated as a percentage of total net assets as of 6/30/21. The holdings by sector are presented to illustrate examples of the sectors in which the fund has bought securities and may not be representative of the Fund’s current or future investments.

The Fund’s total annual operating expense ratio of 1.93% is reflective of the information disclosed in the fund’s prospectus dated May 1, 2021. The total annual operating expense ratio may not agree to the expense ratio in this report due to the use of breakpoints and interest expense incurred.

This Fund concentrates its investments in the technology industry. As a result, the fund is subject to greater risk than more diversified funds because of its concentration of investments in fewer companies and certain segments of a single industry.

Berkshire Focus Fund
Performance and Portfolio Discussion
6/30/2021

Dear Fellow Shareholders,

For the six-month period ended June 30, 2021, the Berkshire Focus Fund underperformed its primary benchmark index. The Fund generated a total return of +0.05% while the S&P 500® Index—which we consider to be the Fund’s primary benchmark index—produced a total return of +15.25% over the same period. For comparative purposes, the Dow Jones Industrial Average posted a return of +13.79% and the Nasdaq Composite Index generated a return of +12.92% during the first half. A $10,000 investment in our Fund over 10 years starting on June 30, 2011 grew to $71,735. This was a +21.78% average annual compounded return. A $10,000 investment in the S&P 500® over the same period grew to $39,894. This was a +14.84% average annual compounded return.

“Interest rates are to the value of assets what gravity is to matter.”
– Warren Buffett, May 1, 2021

U.S. equity markets extended their upward trajectory in the beginning of the first quarter, led once again by the outperformance of high-growth and technology stocks relative to their value counterparts. Underpinning the advance was the accelerated rollout of the COVID-19 vaccination effort, continued U.S. monetary and fiscal policy support from both the Federal Reserve and the Biden administration, strong consumer and government spending, and a favorable outlook for U.S. economic growth. Equity markets were jolted in mid-February, however, as investors rotated out of the “stay-at-home” stocks, and into stocks that stand to benefit from the reopening of the U.S. economy. At the same time, investors also began to rotate into the cyclical-value stocks—which tend to outperform when economic growth accelerates. Meanwhile, high-growth and technology stocks landed in the unusual position of worst performers. The technology-laden NASDAQ Composite Index dropped sharply lower in the beginning of March as investor sentiment was further aggravated by the passage of the $1.9 trillion American Rescue Plan Act. This massive stimulus measure, combined with pent-up savings, reopening demand, and significant supply-chain restraints throughout the economy, fueled expectations for much higher inflation. This in turn, increased concerns the Federal Reserve may be forced to raise interest rates. In a near-record move, the yield on the 10-year U.S. Treasury note almost doubled from .90% at the beginning of the period, to 1.75% by the end of March. Higher interest rates had an outsized negative impact on the valuations of high-growth and technology stocks, which expect to see the bulk of their profits farther into the future as higher interest rates erode the value of their future cash flows. We believe however, there will be plenty of high growth and technology stocks that are still good values, even with higher interest rates. U.S. stocks rebounded into the end of the quarter as investors seemed reassured by repeated statements from Fed officials that inflationary pressures were likely transitory, signaling a more patient approach towards future interest rate adjustments.

As we transitioned through the second quarter there was considerable intra-period volatility as investors waited for more clarity on the strength of the economic recovery and the direction of interest rates. Leadership rotated between growth-oriented stocks and the more cyclically driven value opportunities. Meanwhile, inflation concerns intensified for a time with the rapid rise in certain commodity prices, although it now appears they have largely peaked. A combination of the widespread emergence of COVID-19 variants, a highly accommodative Federal Reserve, and a retreat of the 10-year U.S. Treasury yield led to the reemergence in leadership of growth-oriented stocks by mid-May. U.S. equity markets resumed their upward climb until the end of June as both the S&P 500® Index and the NASDAQ Composite Index set all-time highs.

Looking at the portfolio, our investments in NVIDIA (NVDA), PayPal (PYPL), Roku (ROKU), Sea Ltd. (SE) and Shopify (SHOP) were all contributors to the Fund’s performance. However, some of our investments detracted from the Fund’s performance—these included Peloton (PTON), RingCentral (RNG) and Tesla (TSLA).

Thank you for your confidence and continued investment in the Berkshire Focus Fund.

Malcolm R. Fobes III Chairman and Chief Investment Officer

Financial Statements
(unaudited)
6/30/2021

PORTFOLIO OF INVESTMENTS
June 30, 2021 (unaudited)

Shares		Value

	COMMON STOCKS – 100.13%	$854,296,336
	(Cost $750,810,594)

	AEROSPACE – 0.00%	460
10	Virgin Galactic Holdings, Inc. (Class A)*	460

	AUTOMOBILE MANUFACTURER – 8.00%	68,292,588
218,470	Fisker, Inc.*	4,212,102
246,820	Li Auto, Inc. – ADR*	8,623,891
128,460	NIO, Inc. – ADR*	6,834,072
62,060	Tesla, Inc.*	42,182,182
10	Volkswagen AG – ADR	329
144,980	XPeng, Inc. – ADR*	6,440,012

	BANKS – 0.00%	3,589
10	Signature Bank	2,456
10	Silvergate Capital Corp. (Class A)*	1,133

	BIOTECHNOLOGY – 1.08%	9,216,735
56,920	CRISPER Therapeutics AG (Switzerland)*	9,214,779
10	Intellia Therapeutics, Inc.*	1,619
10	Invitae Corp.*	337

	BUSINESS SOFTWARE & SERVICES – 20.25%	172,721,605
10	Adobe, Inc.*	5,856
10	Atlassian Corporation PLC (Class A)* (United Kingdom)	2,569
10	Bill.com Holdings, Inc.*	1,832
10	Coupa Software, Inc.*	2,621
298,320	Digital Turbine, Inc.*	22,681,270
83,370	DocuSign, Inc.*	23,307,751
39,180	Hubspot, Inc.*	22,830,970
10	Magnite, Inc.*	338
95,600	Microsoft Corp.	25,898,040
10	MicroStrategy, Inc.*	6,645
64,010	MongoDB, Inc. (Class A)*	23,140,895
10	Palantir Technologies, Inc.*	264
10	Paycom Software, Inc.*	3,635
10	Paylocity Holding Corp.*	1,908
10	ServiceNow, Inc.*	5,496
10	Snowflake, Inc. (Class A)*	2,418
100	The Trade Desk, Inc. (Class A)*	7,736
90,210	Twilio, Inc. (Class A)*	35,557,174
175,350	Unity Software, Inc.*	19,258,690
10	Veeva Systems, Inc. (Class A)*	3,110
10	Workday, Inc. (Class A)*	2,387

	CHINA INTERNET SERVICES – 0.00%	5,105
10	Alibaba Group Holding Ltd. – ADR*	2,268
10	Baidu, Inc. – ADR*	2,039
10	JD.com, Inc. – ADR*	798

	COMMUNICATION SERVICES – 4.75%	40,562,576
59,450	RingCentral, Inc. (Class A)*	17,274,981
60,170	Zoom Video Communications, Inc.*	23,287,595

	CONSUMER ELECTRONICS – 0.00%	1,722
10	Apple, Inc.	1,370
10	Sonos, Inc.*	352

	*Non-income producing
	ADR – American Depositary Receipt

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2021 (unaudited)

Shares		Value

	CYBERSECURITY EQUIPMENT & SERVICES – 7.51%	$64,073,172
166,070	CrowdStrike Holdings, Inc. (Class A)*	41,735,052
10	Okta, Inc. (Class A)*	2,447
10	Palo Alto Networks, Inc.*	3,711
103,360	Zscaler, Inc.*	22,331,962

	ELECTRIC BATTERIES – 0.00%	293
10	QuantumScape Corp.*	293

	ENTERTAINMENT – 15.40%	131,403,341
10	FuboTV, Inc.*	321
10	Netflix, Inc.*	5,282
10	Roblox Corp.	900
146,220	Roku, Inc. (Class A)*	67,151,535
120,160	Sea Ltd.* (Singapore)	32,995,936
10	Skillz, Inc.*	217
113,390	Spotify Technology S.A. (Luxembourg)*	31,249,150

	FITNESS & LEISURE – 2.48%	21,128,047
170,360	Peloton Interactive, Inc. (Class A)*	21,128,047

	FUEL CELL – 0.00%	342
10	Plug Power, Inc.*	342

	HEALTHCARE – 0.00%	2,282
10	OptimizeRx Corp.*	619
10	Teladoc Health, Inc.*	1,663

	INTERNET SERVICES – 15.54%	132,542,054
10	Airbnb, Inc. (Class A)*	1,531
10	Alphabet, Inc. (Class A)*	24,418
8,600	Amazon.com, Inc.*	29,585,376
10	Carvana Co.*	3,018
10	Chegg, Inc.*	831
209,410	Chewy, Inc. (Class A)*	16,692,071
67,300	Coinbase Global, Inc.*	17,047,090
10	Etsy, Inc.*	2,058
10	Match Group. Inc.*	1,612
11,040	MercadoLibre, Inc.* (Argentina)	17,198,002
35,580	Shopify, Inc. (Class A)* (Canada)	51,981,668
10	Wayfair, Inc. (Class A)*	3,157
10	Zillow Group, Inc.*	1,222

	INTERNET SOCIAL MEDIA – 9.64%	82,215,128
72,840	Facebook, Inc. (Class A)*	25,327,196
285,030	Pinterest, Inc.*	22,503,119
504,610	Snap, Inc.*	34,384,125
10	Twitter, Inc.*	688

	IT FINANCIAL SERVICES – 10.71%	91,393,338
10	Mastercard, Inc. (Class A)	3,651
167,690	PayPal Holdings, Inc.*	48,878,281
174,370	Square, Inc. (Class A)*	42,511,406

	LIFE SCIENCES TOOLS & SERVICES – 0.99%	8,432,359
43,060	10x Genomics, Inc.*	8,432,009
10	Pacific Biosciences of California, Inc.*	350

	*Non-income producing
	ADR – American Depositary Receipt

	(see accompanying notes to financial statements)

PORTFOLIO OF INVESTMENTS (CONTINUED)
June 30, 2021 (unaudited)

Shares		Value

	SEMICONDUCTOR – 3.78%	$32,276,546
10	Advanced Micro Devices, Inc.*	939
10	Ambarella, Inc.*	1,066
10	Marvell Technology Group Ltd. (Bermuda)	583
10	Micron Technology, Inc.*	850
40,330	NVIDIA Corp.	32,268,033
10	Qorvo, Inc.*	1,956
10	Skyworks Solutions, Inc.	1,917
10	Taiwan Semiconductor Manufacturing Company Ltd. – ADR	1,202

	SEMICONDUCTOR EQUIPMENT – 0.00%	16,179
10	Applied Materials, Inc.	1,424
10	ASML Holding N.V. – ADR	6,908
10	Lam Research Corp.	6,507
10	Teradyne, Inc.	1,340

	SPECIALTY RETAIL – 0.00%	7,588
10	The Lovesac Company*	798
10	RH*	6,790

	SPORTS ENTERTAINMENT & GAMING – 0.00%	1,287
10	DraftKings, Inc. (Class A)*	522
10	Penn National Gaming, Inc.*	765

	EXCHANGE TRADED FUNDS – 0.00%	6,166
	(Cost $2,128)
10	Invesco QQQ ETF	3,544
10	VanEck Vectors® Semiconductor ETF	2,622

	TOTAL INVESTMENT SECURITIES – 100.13%	854,302,502
	(Cost $750,812,722)

	LIABILITES IN EXCESS OF OTHER ASSETS – (0.13%)	(1,133,259)

	NET ASSETS – 100.00%	$853,169,243
	Equivalent to $43.78 per share

	*Non-income producing
	ADR – American Depositary Receipt

	(see accompanying notes to financial statements)

STATEMENT OF ASSETS AND LIABILITIES
June 30, 2021 (unaudited)

ASSETS
Investment securities:
At cost	$750,812,722
At value	$854,302,502
Cash	10,000
Receivable for dividends	9,046
Receivable for securities sold	71,404,388
Receivable for capital shares sold	991,338
Total Assets	926,717,274

LIABILITIES
Payable for securities purchased	70,115,026
Payable for capital shares redeemed	1,212,318
Payable to affiliate (Note 5)	1,273,322
Payable to custodian	944,416
Interest Expense	2,949
Total Liabilities	73,548,031

NET ASSETS	$853,169,243

Net assets consist of:
Paid-in capital	$662,050,099
Total distributable earnings	191,119,144
Net Assets	$853,169,243

Shares of beneficial interest issued and outstanding
(unlimited number of shares authorized, without par value)	19,488,128

Net asset value and offering price per share	$43.78

Minimum redemption price per share*	$42.90

*The Fund will impose a 2.00% redemption fee on shares redeemed within 90 calendar days or less of purchase.

(see accompanying notes to financial statements)

STATEMENT OF OPERATIONS
For the Six Months Ended June 30, 2021 (unaudited)

INVESTMENT INCOME
Dividends (net of foreign withholding taxes of $4)	$196,862
Total investment income	196,862

EXPENSES
Investment advisory fees (Note 5)	6,769,698
Administration fees (Note 5)	1,763,371
Interest expense	26,851
Total Expenses	8,559,920

NET INVESTMENT LOSS	(8,363,058)

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS
Net realized loss from security transactions	(1,194,083)
Net change in unrealized appreciation (depreciation) on investments	(4,932,147)

NET REALIZED AND UNREALIZED
LOSS ON INVESTMENTS	(6,126,230)

NET DECREASE IN NET ASSETS
FROM OPERATIONS	$(14,489,288)

(see accompanying notes to financial statements)

STATEMENTS OF CHANGES IN NET ASSETS
For the Periods Ended June 30, 2021 (unaudited) and December 31, 2020

	Six Months	Year
	Ended	Ended
	6/30/21	12/31/20
	(unaudited)
FROM OPERATIONS:
Net investment loss	$(8,363,058)	$(9,689,056)
Net realized gains (losses) from security transactions	(1,194,083)	323,856,373
Net change in unrealized appreciation/
depreciation on investments	(4,932,147)	81,655,326
Net increase (decrease) in net assets from operations	(14,489,288)	395,822,643

FROM DISTRIBUTIONS:
Distributions	–	(163,782,562)

FROM CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	183,773,822	536,900,709
Proceeds from reinvested distributions	–	162,440,038
Proceeds from redemption fees (Note 6)	762,430	1,540,086
Payments for shares redeemed	(260,410,099)	(317,057,653)
Net increase (decrease) in net assets from
capital share transactions	(75,873,847)	383,823,180

TOTAL INCREASE (DECREASE) IN NET ASSETS	(90,363,135)	615,863,261

NET ASSETS:
Beginning of period	943,532,378	327,669,117
End of period	$853,169,243	$943,532,378

CAPITAL SHARE ACTIVITY:
Shares sold	4,146,493	15,124,881
Shares reinvested	–	3,675,945
Shares redeemed	(6,219,961)	(9,135,469)
Net increase (decrease) in shares outstanding	(2,073,468)	9,665,357
Shares outstanding, beginning of period	21,561,596	11,896,239
Shares outstanding, end of period	19,488,128	21,561,596

(see accompanying notes to financial statements)

FINANCIAL HIGHLIGHTS
Selected Per Share Data and Ratios for a Share Outstanding Throughout Each Period

	Six Months		Year	Year	Year	Year	Year
	Ended		Ended	Ended	Ended	Ended	Ended
	6/30/21		12/31/20	12/31/19	12/31/18	12/31/17	12/31/16
	(unaudited)
NET ASSET VALUE,
BEGINNING OF PERIOD	$43.76		$27.54	$22.33	$21.47	$18.11	$18.19

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.39)		(0.64)	(0.45)	(0.31)	(0.35)	(0.23)
Net realized and unrealized gains
on investments	0.37	(b)	26.04	9.51	2.36 (b)	8.37	0.16
Total from investment operations	(0.02)		25.40	9.06	2.05	8.02	(0.07)

Proceeds from redemption fees	0.04		0.10	0.06	0.08	0.00 (f)	0.01

LESS DISTRIBUTIONS:
Distributions from net realized gains	0.00		(9.28)	(3.91)	(1.27)	(4.66)	(0.02)
Total distributions	0.00		(9.28)	(3.91)	(1.27)	(4.66)	(0.02)

NET ASSET VALUE,
END OF PERIOD	$43.78		$43.76	$27.54	$22.33	$21.47	$18.11

TOTAL RETURN (c)	0.05	%(g)	92.26%	40.63%	10.02%	44.07%	(0.31%)

SUPPLEMENTAL DATA AND RATIOS:
Net assets at end of period (thousands)	$853,169		$943,532	$327,669	$151,966	$74,564	$52,379

Ratio of expenses to average net assets(d)	1.90	%(h)	1.92%	1.95%	1.97%	2.02%	2.01%
Ratio of net investment loss to
average net assets	(1.85	%)(h)	(1.70%)	(1.56%)	(1.20%)	(1.54%)	(1.37%)

Portfolio turnover rate(e)	713.7	%(g)	1599.1%	980.3%	595.6%	385.0%	442.8%

(a)	Net investment loss was calculated using the average shares outstanding method.
(b)	Net realized and unrealized gain on investments per share is a balancing amount necessary to reconcile the change in net asset value per share for the period, and may not reconcile with the net realized and unrealized gain on investments in the Statement of Operations.
(c)	Total return represents the rate that the investor would have earned or (lost) on an investment in the Fund assuming reinvestment of dividends.
(d)	The ratio of expenses to average net assets includes federal excise tax and interest expense. The ratios excluding federal excise tax and interest expense would be 1.89%, 1.91%, 1.95%, 1.96%, 1.99% and 2.00%, respectively.
(e)	Portfolio turnover is greater than most funds due to the investment style of the Fund.
(f)	Less than $0.005 per share.
(g)	Not annualized for periods of less than one full year.
(h)	Annualized for periods of less than one full year.

(see accompanying notes to financial statements)

NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (unaudited)

1. Organization

     The Berkshire Focus Fund (the “Fund”) is a non-diversified series of The Berkshire Funds (the “Trust”), an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Trust was organized as a Delaware business trust on November 25, 1996. The Fund commenced operations on July 1, 1997. The Fund’s investment objective is to seek long-term growth of capital primarily through investments in equity securities.

2. Significant Accounting Policies

     The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies. The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

     The following is a summary of the Trust’s significant accounting policies:

     Cash — The Fund maintains cash at its custodian which, at times, may exceed United States federally insured limits.

     Securities valuation — The Fund’s portfolio securities are valued as of the close of the regular session of trading on the New York Stock Exchange (the “NYSE”), normally 4:00 p.m., Eastern time. Securities which are traded on stock exchanges or are quoted by Nasdaq are valued at the last reported sale price as of the close of the regular session of trading on the NYSE, or, if not traded, at the most recent bid price. Securities which are traded in the over-the-counter market, and which are not quoted by Nasdaq, are valued at the most recent bid price, as obtained from one or more of the major market makers for such securities. Generally, if the security is traded in an active market and is valued at its last sales price, the security is categorized as a Level 1 security (described below), and if an equity security is valued by the pricing service at its last bid, it is generally categorized as a Level 2 security. Securities for which market quotations are not readily available are valued at their fair value as determined in good faith in accordance with consistently applied procedures established by and under the general supervision of the Board of Trustees and are categorized in Level 1, 2, or level 3 when appropriate.

     The Trust has adopted accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the

NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (unaudited)

assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources and “unobservable inputs” reflect an entity's own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund’s investments as of June 30, 2021:

	Level 1	Level 2	Level 3	Total
Common Stocks
Business Software & Services	$172,721,605	–	–	$172,721,605
Internet Services	132,542,054	–	–	132,542,054
Entertainment	131,403,341	–	–	131,403,341
IT Financial Services	91,393,338	–	–	91,393,338
Internet Social Media	82,215,128	–	–	82,215,128
Automobile Manufacturer	68,292,588	–	–	68,292,588
Cybersecurity Equipment & Services	64,073,172	–	–	64,073,172
Communication Services	40,562,576	–	–	40,562,576
Semiconductor	32,276,546	–	–	32,276,546
Fitness & Leisure	21,128,047	–	–	21,128,047
Biotechnology	9,216,735	–	–	9,216,735
Life Sciences Tools & Services	8,432,359	–	–	8,432,359
Semiconductor Equipment	16,179	–	–	16,179
Specialty Retail	7,588	–	–	7,588
China Internet Services	5,105	–	–	5,105
Banks	3,589	–	–	3,589
Health Care	2,282	–	–	2,282
Consumer Electronics	1,722	–	–	1,722
Sports Entertainment & Gaming	1,287	–	–	1,287
Aerospace	460	–	–	460
Fuel Cell	342	–	–	342
Electric Batteries	293	–	–	293
Total Common Stocks	854,296,336	–	–	854,296,336
Exchange Traded Funds	6,166	–	–	6,166
Total Investment Securities	$854,302,502	–	–	$854,302,502

     The Fund did not hold any Level 3 securities during the six month period ended June 30, 2021. The Fund did not hold any derivative instruments during the reporting period.

NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (unaudited)

     Investment income — Dividend income is recorded on the ex-dividend date. Interest income, if any, is accrued as earned.

     Distributions to shareholders — Distributions to shareholders arising from net investment income and net realized capital gains, if any, are distributed at least once each year. Distributions to shareholders are recorded on the ex-dividend date. The Fund may utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Dividends from net investment income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

     Security transactions — Security transactions are accounted for on the trade date for financial reporting purposes. Securities sold are determined on a specific identification basis.

     Estimates — The financial statements are prepared in accordance with GAAP, which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

     Federal income tax — The Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code (the “Code”) necessary to qualify as a regulated investment company. As provided therein, in any fiscal year in which the Fund so qualifies and distributes at least 90% of its taxable net income, the Fund (but not the shareholders) will be relieved of federal income tax on the income distributed. Accordingly, no provision for income taxes has been made.

     As of and during the six month period ended June 30, 2021, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as other expense on the statement of operations. During the year, the Fund did not incur any tax-related interest or penalties.

     In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also the Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income and 98.2% of its net realized capital gains plus undistributed amounts from prior years.

     Other — The treatment for financial reporting purposes of distributions made to shareholders during the year from net investment income or net realized capital gains may differ from their ultimate treatment for federal income tax purposes. These differences are caused primarily by differences in the timing of the recognition of certain components of income, expense or realized capital gain for federal income tax purposes. Where such differences are permanent in nature, they are reclassified in the components of the net assets based on their ultimate characterization for federal income tax purposes. Any such reclassifications will have no effect on net assets, results of operations or net asset value per share of the Fund. Effective September 30, 2019, the Fund has elected a tax year-end of September 30. For the tax year ended September 30, 2020 and the fiscal year December 31, 2020, the following permanent adjustments were recorded.

NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (unaudited)

Such adjustments were attributed to the use of equalization for tax purposes:

Paid-in capital	$52,958,091
Total distributable earnings	(52,958,091)

3. Investment Transactions

     Purchases and sales of investment securities (excluding short-term instruments) for the six month period ended June 30, 2021 were $6,424,080,509 and $6,505,146,182, respectively. There were no purchases or sales of U.S. Government securities for the Fund.

4. Tax Information

For Federal income tax purposes, as of December 31, 2020, the cost of investments, and gross appreciation/depreciation was as follows:

Federal income tax cost	$881,004,731
Gross unrealized appreciation	$119,288,904
Gross unrealized depreciation	(58,796,888)
Net unrealized appreciation	$60,492,016

     The cost basis of investments for tax and financial reporting purposes differed primarily due to wash sales.

     There was no distribution paid during the six month period ended June 30, 2021. Also there was a short-term capital gains distribution paid in the amount of $163,782,562 for the fiscal year ended December 31, 2020. Short-term capital gain distributions are considered ordinary income distributions for tax purposes.

     As of the tax year ended September 30, 2020, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	$162,594,323
Net unrealized appreciation	45,719,414
Total distributable earnings	$208,313,737

5. Related Party Transactions, Investment Advisory and Administrative Fees

     Certain Officers and Trustees of the Trust are also Officers and Directors of Berkshire Capital Holdings, Inc. (“Berkshire Capital”). The non-interested Trustees of the Fund were paid $45,000 in Trustee fees and expenses directly by Berkshire Capital during the six month period ended June 30, 2021.

     The Fund has an Investment Advisory Agreement (the “Advisory Agreement”) and a separate Administration Agreement with Berkshire Capital. Under the Advisory Agreement, Berkshire Capital will determine what securities will be purchased, retained or sold by the Fund on the basis of a continuous review of the portfolio. For the services it provides under the Advisory Agreement, Berkshire Capital receives a fee accrued each calendar day (including weekends and holidays) at a rate of 1.50% per annum of the daily net assets of the Fund.

NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (unaudited)

     Under the Administration Agreement, Berkshire Capital renders all administrative and supervisory services of the Fund, as well as facilities furnished and expenses assumed except for interest and taxes. For these services, Berkshire Capital receives a fee at the annual rate of 0.50% of the Fund’s average daily net assets up to $50 million, 0.45% of average net assets from $50 million to $200 million, 0.40% of average net assets from $200 million to $500 million, 0.35% of average net assets from $500 million to $1 billion and 0.30% of average net assets in excess of $1 billion. Such fee is computed as a percentage of the Fund’s daily net assets and is accrued each calendar day (including weekends and holidays). For the six month period ended June 30, 2021, Berkshire Capital was paid an investment advisory fee of $6,769,698 and an administration fee of $1,763,371 from the Fund. The amount due to Berkshire Capital for these fees at June 30, 2021 totaled $1,273,322.

6. Redemption Fee

The Fund may impose a redemption fee of 2.00% on shares held for 90 days or less. For the six month period ended June 30, 2021, proceeds from redemption fees were $762,430.

7. Beneficial Ownership

     The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates a presumption of control of the Fund, under Section 2(a)(9) of the Investment Company Act of 1940. At June 30, 2021, National Financial Services Corp. beneficially owned, in aggregate, 55.20% of the Fund.

8. COVID-19 Risks

     Unexpected local, regional or global events, such as war; acts of terrorism; financial, political or social disruptions; natural, environmental or man-made disasters; the spread of infectious illnesses or other public health issues; and recessions and depressions could have a significant impact on the Fund and its investments and may impair market liquidity. Such events can cause investor fear, which can adversely affect the economies of nations, regions and the market in general, in ways that cannot necessarily be foreseen. An outbreak of infectious respiratory illness known as COVID-19, which is caused by a novel coronavirus (SARS-CoV-2), was first detected in China in December 2019 and subsequently spread globally. This coronavirus has resulted in, among other things, travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, significant disruptions to business operations, market closures, cancellations and restrictions, supply chain disruptions, lower consumer demand, and significant volatility and declines in global financial markets, as well as general concern and uncertainty.

NOTES TO FINANCIAL STATEMENTS
June 30, 2021 (unaudited)

The impact of COVID-19 has adversely affected, and other infectious illness outbreaks that may arise in the future could adversely affect, the economies of many nations and the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. Public health crises caused by the COVID-19 outbreak may exacerbate other pre-existing political, social and economic risks in certain countries or globally. The duration of the COVID-19 outbreak and its effects cannot be determined with certainty.

9. Revolving Loan Agreement

     Effective August 18, 2020, the Trust entered into a Revolving Credit Agreement (the “Loan Agreement”) between the Trust and its custodian, The Huntington National Bank, N.A. The Fund may not borrow money or purchase securities on margin except for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests that might otherwise require the untimely disposition of securities. The maximum amount that the Fund is permitted to borrow is the lesser of: (i) $10,000,000 or (ii) 10% of the Fund's daily market value and is secured by the securities in the Fund. The maximum interest rate of such loans is set at a rate per annum equal to the London Interbank Offered Rate plus 1.75% per annum, subject to an Annual Fee and an Unused Fee. The Annual Fee for the Loan Agreement is equal to 1/8 of one percent (1.00%) of the Loan Amount of $10,000,000 and the Unused Fee is equal to 1/8 of one percent (1.00%) of the excess of the Loan Amount over the outstanding principal balance of the loan. Prior to February 10, 2021, the maximum amount that the Fund was permitted to borrow was the lessor of: (i) $5,000,000 or (ii) 10% of the Fund’s daily market value. During the six month period ended June 30, 2021, the Fund had an average loan balance of $1,114,208 and paid an average interest rate of 2.25%. Additionally, the maximum borrowing during the period was $10,000,000. As of June 30, 2021, there was an outstanding loan balance of $944,416. No compensating balances are required. The loan matured on August 17, 2021. On August 17, 2021, the Loan Agreement was extended until August 16, 2022 in substantially the same form as described above.

10. Subsequent Events

     In preparing these financial statements, management has performed an evaluation of subsequent events after June 30, 2021 through the date these financial statements were issued and determined that there were no significant subsequent events other than those disclosed in Note 9 that would require adjustment to or additional disclosure in the financial statements.

ADDITIONAL INFORMATION (unaudited)

EXPENSE EXAMPLE

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory fees, administrative fees and interest expense. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested in the Fund on January 1, 2021 and held through June 30, 2021.

Actual Expenses

The first line of the table on the following page provides information about actual account values and actual expenses. Although the Fund charges no sales load or transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by Mutual Shareholder Services, LLC, the Fund’s transfer agent. If you request that a redemption be made by wire transfer, currently a $20.00 fee is charged by the Fund’s transfer agent. IRA accounts will be charged an $8.00 annual maintenance fee. If shares are redeemed within 90 days of purchase from the Fund, the shares are subject to a 2% redemption fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example. The example includes advisory fees, administrative fees and other Fund expenses. However, the example does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5%

ADDITIONAL INFORMATION (unaudited)

hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or the charges by Mutual Shareholder Services, LLC as described above, or the expenses of the underlying funds. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

			Expenses Paid
	Beginning	Ending	During the Period*
	Account Value	Account Value	January 1, 2021 to
	January 1, 2021	June 30, 2021	June 30, 2021
Actual	$1,000.00	$1,000.46	$9.42

Hypothetical	$1,000.00	$1,015.37	$9.49
(5% annual return before expenses)

*Expenses are equal to the Fund’s annualized expense ratio of 1.90%, multiplied by the average account value over the period, multiplied by 181/365 to reflect the one-half year period.

OTHER INFORMATION

Proxy Voting Guidelines

Berkshire Capital Holdings, Inc., the Fund’s Adviser, is responsible for exercising the voting rights associated with the securities held by the Fund. A description of the policies and procedures used by the Adviser in fulfilling this responsibility and a record of the Fund’s proxy votes for the most recent twelve month period ended June 30, are available without charge, upon request, by calling toll free 1-877-526-0707. They are also available on the Securities and Exchange Commission’s (“SEC”) website at www.sec.gov.

Quarterly Filing of Portfolio Holdings

The Fund publicly files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. Copies of the Fund’s Forms N-PORT are also available, without charge, by calling the Fund toll free 1-877-526-0707.

The Berkshire Funds
228 Hamilton Avenue
3rd Floor
Palo Alto, CA 94301
(Toll-Free) 1-877-526-0707

Board of Trustees
Malcolm R. Fobes III, Chairman
Andrew W. Broer
Peter M. Robinson
David A. White

Investment Adviser
Berkshire Capital Holdings, Inc.
228 Hamilton Avenue
3rd Floor
Palo Alto, CA 94301

Counsel
Thompson Hine LLP
312 Walnut Street
14th Floor
Cincinnati, OH 45202

Independent Registered Public Accounting Firm
Cohen & Company, Ltd.
1350 Euclid Avenue
Suite #800
Cleveland, OH 44115

Transfer Agent
Mutual Shareholder Services, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Distributor
Arbor Court Capital, LLC
8000 Town Centre Drive
Suite #400
Broadview Heights, OH 44147

Custodian
Huntington National Bank
41 South High Street
Columbus, OH 43287

Website
www.berkshirefunds.com

© Copyright 2021. The Berkshire Funds | All rights reserved.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a) Not applicable. Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 11. Controls and Procedures.

(a)	Disclose the conclusions of the registrant’s principal executive and principal financial officers, or persons performing similar functions, regarding the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b))

and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not Applicable.

Item 13. Exhibits.

(a)(1) Code of Ethics. Not applicable.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Not applicable.

(a)(4) Not applicable.

(b) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

The Berkshire Funds By /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer Date 9/7/21

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/ Malcolm R. Fobes III Malcolm R. Fobes III President and Treasurer Date 9/7/21